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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): December 20, 2000

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                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)


        1-5721                                          13-2615557
(Commission File Number)                    (I.R.S. Employer Identification No.)


315 PARK AVENUE SOUTH, NEW YORK, N.Y.                             10010
(Address of Principal Executive Offices)                        (Zip Code)


                                 (212) 460-1900
              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\996258\01\LCP%01!.DOC\76830.0246
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Item 5.    Other Events.
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         The information set forth in the press release jointly issued by The
FINOVA Group Inc. and Leucadia National Corporation on December 21, 2000, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.
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(c)        Exhibits.
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99.1       Press release of The FINOVA Group Inc. and Leucadia National
           Corporation dated December 21, 2000.












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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LEUCADIA NATIONAL CORPORATION

                                        By: /s/ Joseph A. Orlando
                                            -----------------------------------
                                            Joseph A. Orlando
                                            Vice President and
                                             Chief Financial Officer


Date: December 22, 2000















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                                  EXHIBIT INDEX

Item No.

  99.1 Press release of The FINOVA Group Inc. and Leucadia National Corporation dated December 21, 2000.

















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